UNITES STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2013

TITAN MACHINERY INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33866	45-0357838
(Commission File Number)	(IRS Employer
Identification No.)

644 East Beaton Drive, West Fargo ND 58078-2648
(Address of Principal Executive Offices) (Zip Code)

(701) 356-0130
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

Effective June 27, 2013, the Audit Committee of the Board of Directors of Titan Machinery Inc. (the “Company”) approved the dismissal of Eide Bailly LLP (“Eide Bailly”) as the Company’s independent registered public accounting firm, and engaged Deloitte & Touche LLP (“Deloitte”) as its independent registered public accounting firm, effective on the same day.

Eide Bailly’s audit reports on the consolidated financial statements of the Company as of January 31, 2013 and 2012 and for each of the years in the three year period ended January 31, 2013 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended January 31, 2013 and 2012 and the subsequent interim period through June 27, 2013, there were: (i) no disagreements with Eide Bailly on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Eide Bailly, would have caused Eide Bailly to make reference to the subject matter of the disagreement(s) in connection with its reports, and (ii) no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

Eide Bailly was provided a copy of the above disclosures and has furnished the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter from Eide Bailly, dated June 27, 2013, is attached hereto as Exhibit 16.1.

During the fiscal years ended January 31, 2013 and 2012, the Company did not consult with Deloitte regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements and neither a written report nor oral advice was provided to the Company that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement as defined in (a)(1)(iv) of Item 304 of Regulation S-K or a reportable event as that term is defined in (a)(1)(v) of Item 304 of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired: None.

(b)  Pro Forma Financial Information:  None.

(c)  Shell Company Transactions: None.

(d)  Exhibits:

16.1                        Letter from Eide Bailly LLP regarding change in independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 2, 2013
TITAN MACHINERY INC.

	By	/s/ Mark P. Kalvoda
Mark P. Kalvoda
Chief Financial Officer

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

EXHIBIT INDEX

to

FORM 8-K

TITAN MACHINERY INC.

Date of Report:	Commission File No.:
June 27, 2013	001-33866

Exhibit No.	ITEM

16.1	Letter from Eide Bailly LLP regarding change in independent registered public accounting firm.